20,000,000 Units

STAR MARITIME ACQUISITION CORP.

UNDERWRITING AGREEMENT

New York, New York
, 2005

Maxim Group LLC
405 Lexington Avenue, 2nd Floor
New York, NY 10174
As Representative of the Underwriters
named on Schedule A hereto

Dear Sirs:

The undersigned, Star Maritime Acquisition Corp., a Delaware corporation (“Company”), along with the individuals whose names appear on the signature page hereto (but solely with respect to the Sections hereof indicated thereon), hereby confirms its agreement with Maxim Group LLC (“Maxim” or the “Representative”) and with the other underwriters named on Schedule A hereto for which Maxim is acting as representative (the Representative and the other Underwriters being collectively referred to herein as the “Underwriters” or, individually, an “Underwriter”) as follows:

1.  Purchase and Sale of Securities.

1.1.  Firm Securities.

1.1.1.  Purchase of Firm Units. On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell, to the several Underwriters, an aggregate of 20,000,000 units of securities of the Company (the “Firm Units”), and the Underwriters, severally and not jointly, agree to purchase from the Company the number of Firm Units set forth opposite their respective names on Schedule A attached hereto and made a part hereof at a purchase price (net of discounts and commissions) of $9.40 per Unit. The Firm Units are to be offered initially to the public (the “Offering”) at the offering price of $10.00 per Firm Unit. Each Unit consists of one share of the Company’s common stock, par value $.001 per share (the “Common Stock”), and one warrant to purchase one share of Common Stock (the “Warrant(s)”). The shares of Common Stock and the Warrants included in the Firm Units will trade separately on the 20th trading day after the earlier to occur of the expiration of the Over-allotment Option (as hereinafter defined) or its exercise in full, but in no event will Maxim allow separate trading until the preparation of an audited balance sheet of the Company reflecting receipt by the Company of the proceeds of the Offering and the filing by the Company with the Securities and Exchange Commission (the “Commission”) of a Current Report on Form 8-K which includes such balance sheet. Each Warrant entitles its holder, upon exercise, to purchase one share of Common Stock for $8.00 during the period commencing on the later of the consummation by the Company of its “Business Combination” or one year from the effective date (the “Effective Date”) of the Registration Statement and terminating on the four-year anniversary of the Effective Date, unless earlier redeemed as provided in the Warrant Agreement (as defined in Section 2.21 hereof). As used herein, the term “Business Combination” shall mean the acquisition by the Company, whether by merger, capital stock exchange, asset or stock acquisition or other similar type of transaction, or a combination of the foregoing, one or more entities with agreements to acquire vessels or an operating business in the shipping industry (as described more fully in the Registration Statement).

Maxim Group LLC
_____________, 2005

1.1.2.  Payment and Delivery. Delivery and payment for the Firm Units shall be made at 10:00 A.M., New York time, on the third Business Day following the Effective Date of the Registration Statement (or the fourth Business Day following the Effective Date, if the Registration Statement is declared effective after 4:30 p.m.), or at such earlier time as shall be agreed upon by the Representative and the Company, at the offices of the Representative or at such other place and in such a manner as shall be agreed upon by the Representative and the Company. The hour and date of delivery and payment for the Firm Units is herein called the “Closing Date.” Payment for the Firm Units shall be made on the Closing Date at the Representative’s election by wire transfer in Federal (same day) funds or by certified or bank cashier’s check(s) in New York Clearing House funds, payable as follows: $184,675,000 (approximately $9.23 per Unit) of the proceeds received by the Company for the Firm Units shall be deposited in the trust fund established by the Company for the benefit of the public stockholders as described in the Registration Statement (“Trust Fund”) pursuant to the terms of an Investment Management Trust Agreement (the “Trust Agreement”) and the remaining proceeds (less commissions, expense allowances and actual expense payments or other fees) shall be paid to the order of the Company upon delivery to the Representative of certificates (in form and substance satisfactory to the Underwriters) representing the Firm Units (or through the facilities of the Depository Trust Company (“DTC”) for the account of the Underwriters). The Firm Units shall be registered in such name or names and in such authorized denominations as the Representative may request in writing at least two Business Days prior to the Closing Date. The Company will permit the Representative to examine and package the Firm Units for delivery at least one Business Day prior to the Closing Date. The Company shall not be obligated to sell or deliver the Firm Units except upon tender of payment by the Representative for all the Firm Units. As used herein, the term “Business Day” shall mean any day other than a Saturday, Sunday or any day on which national banks in New York, New York are not open for business.

1.2.  Over-Allotment Option.

1.2.1.  Option Units. For the purposes of covering any over-allotments in connection with the distribution and sale of the Firm Units, the Underwriters are hereby granted an option to purchase up to an additional 3,000,000 units from the Company (the “Over-allotment Option”). Such additional 3,000,000 units shall be identical in all respects to the Firm Units and are hereinafter referred to as the “Option Units.” The Firm Units and the Option Units are hereinafter collectively referred to as the “Units,” and the Units, the shares of Common Stock and the Warrants included in the Units and the shares of Common Stock issuable upon exercise of the Warrants are hereinafter referred to collectively as the “Securities.” The purchase price to be paid for each Option Unit will be the same as the price per Firm Unit set forth in Section 1.1.1 hereof.

Maxim Group LLC
_____________, 2005

1.2.2.  Exercise of Option. The Over-allotment Option granted pursuant to Section 1.2.1 hereof may be exercised by the Representative as to all (at any time) or any part (from time to time) of the Option Units within 45 days after the Effective Date. The Underwriters will not be under any obligation to purchase any Option Units prior to the exercise of the Over-allotment Option. The Over-allotment Option granted hereby may be exercised by the giving of oral notice to the Company from the Representative, which must be confirmed in writing by overnight mail or facsimile transmission, setting forth the number of Option Units to be purchased and the date and time for delivery of and payment for the Option Units, which will not be later than five Business Days after the date of the notice or such other time as shall be agreed upon by the Company and the Representative, at the offices of the Representative or at such other place as shall be agreed upon by the Company and the Representative. If such delivery and payment for the Option Units does not occur on the Closing Date, the date and time of the closing for such Option Units will be as set forth in the notice (hereinafter the “Option Closing Date”). Upon exercise of the Over-allotment Option, the Company will become obligated to convey to the Underwriters, and, subject to the terms and conditions set forth herein, the Underwriters will become obligated to purchase, the number of Option Units specified in such notice.

1.2.3.  Payment and Delivery. Payment for the Option Units shall be made on the Option Closing Date at the Representative’s election by wire transfer in Federal (same day) funds or by certified or bank cashier’s check(s) in New York Clearing House funds, by deposit of the sum of $9.40 per Option Unit in the Trust Fund pursuant to the Trust Agreement upon delivery to the Representative of certificates (in form and substance satisfactory to the Underwriters) representing the Option Units (or through the facilities of DTC) for the account of the Underwriters. The certificates representing the Option Units to be delivered will be in such denominations and registered in such names as the Representative requests not less than two Business Days prior to the Closing Date or the Option Closing Date, as the case may be, and will be made available to the Representative for inspection, checking and packaging at the aforesaid office of the Company’s transfer agent or correspondent not less than one Business Day prior to such Closing Date or Option Closing Date.

1.3.  Contingent Portion of Underwriters’ Discount. The Representative, on behalf of itself and the other Underwriters, agrees that 2% of the gross proceeds from the sale of the Firm Units ($4,000,000) and 4% of the gross proceeds from the sale of any Option Units (an additional $1,200,000 if the over-allotment option is exercised in full) (the “Contingent Discount”) will be deposited in and held in the Trust Fund and payable to the Underwriters, along with any interest accrued thereon (net of taxes payable), in respect of any IPO Shares (defined in Section 8.7 hereof) which are not redeemed pursuant to Section 8.7 hereof, upon the consummation of a Business Combination. The Representative, on behalf of itself and the other Underwriters, agrees that the several Underwriters shall forfeit any rights or claims to the Contingent Discount and any interest accrued thereon (net of taxes payable) in respect of any IPO Shares that are redeemed pursuant to Section 8.7 hereof. In addition, in the event that the Company is unable to consummate a Business Combination and American Stock Transfer & Trust Company (“AST”), the trustee of the Trust Fund, commences liquidation of the Trust Fund as provided in the Trust Agreement, the Representative, on behalf of itself and the other Underwriters, agrees that (i) the several Underwriters shall forfeit any rights or claims to the Contingent Discount and any interest accrued thereon (net of taxes payable); and (ii) the Contingent Discount, together with the all other amounts on deposit in the Trust Fund, and any accrued interest thereon (net of taxes payable), shall be distributed on a pro-rata basis among the holders of the shares of Common Stock included in the Units sold in the Offering (other than the 1,132,000 shares of Common Stock included in the Units to be purchased by certain officers and directors of the Company and their affiliates as provided in the Insider Purchase Agreement (as hereinafter defined) along with any interest accrued thereon.

Maxim Group LLC
_____________, 2005

2.  Representations and Warranties of the Company. The Company represents and warrants to the Underwriters as follows:

2.1.  Filing of Registration Statement.

2.1.1.  Pursuant to the Act. The Company has filed with the Commission a registration statement on Form S-1 (File No. 333-125662), and one or more amendments thereto, and related preliminary prospectuses for the registration under the Securities Act of 1933, as amended (the “Act”), of the offering and sale of the Securities, which registration statement, as so amended (including post-effective amendments, if any), has been declared effective by the Commission and copies of which have heretofore been delivered to the Underwriters. The conditions for use of Form S-1 to register the Offering under the Act, as set forth in the General Instructions to such Form, have been satisfied. The registration statement, as amended at the time it became effective, including the prospectus, financial statements, schedules, exhibits and other information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Act, is hereinafter referred to as the “Registration Statement.” If the Company has filed or is required pursuant to the terms hereof to file a registration statement pursuant to Rule 462(b) under the Securities Act registering additional Securities of any type (a “Rule 462(b) Registration Statement”), then, unless otherwise specified, any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462(b) Registration Statement. Other than a Rule 462(b) Registration Statement, which, if filed, becomes effective upon filing, no other document with respect to the Registration Statement has heretofore been filed with the Commission. The offering and sale of all of the Securities have been registered under the Securities Act pursuant to the Registration Statement or, if any Rule 462(b) Registration Statement is filed, will be duly registered under the Act with the filing of such Rule 462(b) Registration Statement. The Company, if required by the Securities Act and the rules and regulations of the Commission (the “Regulations”), proposes to file the Prospectus with the Commission pursuant to Rule 424(b) under the Securities Act (“Rule 424(b)”). The prospectus, in the form in which it is to be filed with the Commission pursuant to Rule 424(b), or, if the prospectus is not to be filed with the Commission pursuant to Rule 424(b), the prospectus in the form included as part of the Registration Statement at the time the Registration Statement became effective, is hereinafter referred to as the “Prospectus,” except that if any revised prospectus or prospectus supplement shall be provided to the Underwriters by the Company for use in connection with the Offering which differs from the Prospectus (whether or not such revised prospectus or prospectus supplement is required to be filed by the Company pursuant to Rule 424(b)), the term “Prospectus” shall also refer to such revised prospectus or prospectus supplement, as the case may be, from and after the time it is first provided to the Underwriters for such use. Any preliminary prospectus or prospectus subject to completion included in the Registration Statement or filed with the Commission pursuant to Rule 424 under the Act (including, without limitation, the Sale Preliminary Prospectus (as hereinafter defined)) is hereafter called a “Preliminary Prospectus.” The prospectus subject to completion, dated November 23, 2005, is hereafter referred to as the "Sale Preliminary Prospectus." Any reference herein to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the exhibits and other documents (if any) incorporated by reference therein pursuant to the Regulations on or before the effective date of the Registration Statement, the date of such Preliminary Prospectus or the date of the Prospectus, as the case may be. Any reference herein to the terms “amend”, “amendment” or “supplement” with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include: (i) the filing of any document under the Securities Exchange Act of 1934, as amended (together with the Rules and Regulations promulgated thereunder (the “Exchange Act”)), after the effective date of the Registration Statement, the date of such Preliminary Prospectus or the date of the Prospectus, as the case may be, which is incorporated therein by reference, and (ii) any such document so filed. All references in this Agreement to the Registration Statement, the Rule 462(b) Registration Statement, a Preliminary Prospectus and the Prospectus, or any amendments or supplements to any of the foregoing shall be deemed to include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

Maxim Group LLC
_____________, 2005

2.1.2.  Pursuant to the Exchange Act. The Company has filed with the Commission a Form 8-A (File Number ___________) providing for the registration under the Exchange Act of the Units, the Common Stock and the Warrants, which has been declared effective by the Commission on the date hereof.

2.2.  No Stop Orders, etc. Neither the Commission nor, to the Company’s knowledge, any state regulatory authority has issued any order or threatened to issue any order preventing or suspending the use of any Preliminary Prospectus, the Prospectus or any part thereof, or has instituted or, to the Company’s knowledge, threatened to institute any proceedings with respect to such an order.

2.3.  Disclosures in Registration Statement.

2.3.1.  10b-5 Representation. At the time of effectiveness of the Registration Statement (or the time of any post-effective amendment to the Registration Statement) and at all times subsequent thereto up to the Closing Date and the Option Closing Date, if any, the Registration Statement and the Prospectus will contain all material statements that are required to be stated therein in accordance with the Act and the Regulations, and will, in all material respects, conform to the requirements of the Act and the Regulations. Neither the Registration Statement nor any Preliminary Prospectus or final Prospectus contained therein, nor any amendment or supplement thereto, on their respective dates, nor the Sale Preliminary Prospectus as of the time of sale (including, without limitation, a contract of sale), did or will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. When any Preliminary Prospectus was first filed with the Commission (whether filed as part of the Registration Statement for the registration of the Securities or any amendment thereto or pursuant to Rule 424(a) of the Regulations) and when any amendment thereof or supplement thereto was first filed with the Commission, such Preliminary Prospectus and any amendments thereof and supplements thereto complied or will have been corrected in the Sale Preliminary Prospectus and Prospectus to comply in all material respects with the applicable provisions of the Act and the Regulations and did not and will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The representation and warranty made in this Section 2.3.1 does not apply to statements made or statements omitted in reliance upon and in conformity with information furnished in writing to the Company by the Representative or its representatives with respect to the Underwriters expressly for use in the Registration Statement, the Sale Preliminary Prospectus or Prospectus or any amendment thereof or supplement thereto, which information, it is agreed, shall consist solely of the names of the several Underwriters and the information with respect to dealers’ concessions and reallowances contained in the section of the Prospectus entitled “Underwriting,” and the identity of counsel to the Underwriters contained in the section of the Prospectus entitled “Legal Matters.”

Maxim Group LLC
_____________, 2005

2.3.2.  Disclosure of Agreements. The agreements and documents described in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus conform to the descriptions thereof contained therein and there are no agreements or other documents required to be described in the Registration Statement, the Sale Preliminary Prospectus or the Prospectus or to be filed with the Commission as exhibits to the Registration Statement that have not been so described or filed. The Company is not a party to, and none of the Company’s property or assets are bound by, any agreement or instrument other than those (i) filed as exhibits to the Registration Statement, (ii) referred to in Section 2.10 of this Agreement, or (iii) entered into with venders and service providers in connections with the Offering. Each such agreement or other instrument (however characterized or described) described in clauses (i) and (iii) of the immediately preceding sentence has been duly and validly authorized, executed and delivered by the Company, is in full force and effect and is enforceable against the Company and, to the Company’s knowledge, the other parties thereto, in accordance with its terms, except (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (ii) as enforceability of any indemnification or contribution provision may be limited under federal and state securities laws; and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, and none of such agreements or instruments has been assigned by the Company, and neither the Company nor, to the Company’s knowledge, any other party is in breach or default thereunder and, to the Company’s knowledge, no event has occurred that, with the lapse of time or the giving of notice, or both, would constitute a breach or default thereunder. Performance by the Company of the material provisions of such agreements or instruments will not result in a violation of any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its assets or businesses, including, without limitation, those relating to environmental laws and regulations.

2.3.3.  Prior Securities Transactions. No securities of the Company have been sold by the Company or by or on behalf of, or for the benefit of, any person or persons controlling, controlled by, or under common control with the Company, except as disclosed in the Registration Statement.

Maxim Group LLC
_____________, 2005

2.3.4.  Regulations. The disclosures in the Registration Statement concerning the effects of Federal, State, local and foreign regulation on the Company’s business as currently contemplated are correct in all material respects and do not omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

2.4.  Changes After Dates in Registration Statement.

2.4.1.  No Material Adverse Change. Since the respective dates as of which information is given in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, except as otherwise specifically stated therein: (i) there has been no material adverse change in the condition, financial or otherwise, or business prospects of the Company, (ii) there have been no material transactions entered into by the Company, other than as contemplated pursuant to this Agreement; (iii) no member of the Company’s board of directors or management has resigned from any position with the Company; and (iv) no event or occurrence has taken place which materially impairs, or would likely materially impair, with the passage of time, the ability of the members of the Company’s board of directors or management to act in their capacities with the Company as described in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus.

2.4.2.  Recent Securities Transactions, etc. Subsequent to the respective dates as of which information is given in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, and except as may otherwise be indicated or contemplated herein or therein, the Company has not: (i) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money; or (ii) declared or paid any dividend or made any other distribution on or in respect to its capital stock.

2.5.  Independent Accountants. Goldstein Golub Kessler LLP (“GGK”), whose report is filed with the Commission as part of the Registration Statement, are independent registered public accountants as required by the Act, the Regulations and the Public Company Accounting Oversight Board (including the rules and regulations promulgated by such entity, the “PCAOB”). GGK is duly registered and in good standing with the PCAOB. GGK has not, during the periods covered by the financial statements included in the Prospectus, provided to the Company any non-audit services, as such term is used in Section 10A(g) of the Exchange Act.

Maxim Group LLC
_____________, 2005

2.6.  Financial Statements; Statistical Data.

2.6.1.  The financial statements, including the notes thereto and supporting schedules included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, fairly present the financial position and the results of operations of the Company at the dates and for the periods to which they apply. Such financial statements have been prepared in conformity with generally accepted accounting principles of the United States, consistently applied throughout the periods involved, and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein. No other financial statements or supporting schedules are required to be included in the Registration Statement. The Registration Statement discloses all material off-balance sheet transactions, arrangements, obligations (including contingent obligations), and other relationships of the Company with unconsolidated entities or other persons that may have a material current or future effect on the Company’s financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources, or significant components of revenues or expenses. There are no pro forma or as adjusted financial statements which are required to be included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus in accordance with Regulation S-X which have not been included as so required.

2.6.2.  The statistical, industry-related and market-related data included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate, and such data agree with the sources from which they are derived.

2.7.  Authorized Capital; Options; Etc. The Company had, at the date or dates indicated in each of the Sale Preliminary Prospectus and the Prospectus, duly authorized, issued and outstanding capitalization as set forth in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus. Based on the assumptions stated in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, the Company will have on the Closing Date the adjusted stock capitalization set forth therein. Except as set forth in, or contemplated by, the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, on the Effective Date and on the Closing Date, there will be no options, warrants or other rights to purchase or otherwise acquire any authorized but unissued shares of Common Stock of the Company or any security convertible into shares of Common Stock of the Company, or any contracts or commitments to issue or sell shares of Common Stock or any such options, warrants, rights or convertible securities.

2.8.  Valid Issuance of Securities; Etc.

2.8.1.  Outstanding Securities. All issued and outstanding securities of the Company have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company. The Securities conform to the descriptions thereof contained in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus. The offers and sales of the outstanding Common Stock were at all relevant times either registered under the Act and the applicable state securities or Blue Sky laws or, based in part on the representations and warranties of the purchasers of such shares of Common Stock, exempt from such registration requirements.

Maxim Group LLC
_____________, 2005

2.8.2.  Securities Sold Pursuant to this Agreement. The Securities have been duly authorized and, when issued and paid for, will be validly issued, fully paid and non-assessable, and the holders thereof are not and will not be subject to personal liability by reason of being such holders. The Securities are not and will not be subject to the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company. All corporate action required to be taken for the authorization, issuance and sale of the Securities has been duly and validly taken. The Securities conform in all material respects to all statements with respect thereto contained in the Registration Statement. When issued, the Warrants will constitute valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment of the respective exercise prices therefor, the number and type of securities of the Company called for thereby in accordance with the terms thereof, and such Warrants are enforceable against the Company in accordance with their respective terms, except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (ii) as enforceability of any indemnification or contribution provision may be limited under federal and state securities laws; and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. The shares of Common Stock issuable upon exercise of the Warrants have been reserved for issuance upon the exercise of the Warrants and, when issued in accordance with the terms of the Warrants, will be duly and validly authorized, validly issued, fully paid and non-assessable, and the holders thereof are not and will not be subject to personal liability by reason of being such holders.

2.8.3.  No Integration. Neither the Company nor any of its affiliates has, prior to the date hereof, made any offer or sale of any securities which are required to be “integrated” pursuant to the Act or the Regulations with the offer and sale of the Securities pursuant to the Registration Statement.

2.9.  Registration Rights of Third Parties. Except as set forth in each of the Sale Preliminary Prospectus and the Prospectus, no holders of any securities of the Company or any rights exercisable for or convertible or exchangeable into securities of the Company have the right to require the Company to register any such securities of the Company under the Act or to include any such securities in a registration statement to be filed by the Company.

2.10.  Validity and Binding Effect of Agreements. This Agreement, the Warrant Agreement (as defined in Section 2.22 hereof), the Trust Agreement, the Services Agreement (as defined in Section 3.7.2 hereof) and the Escrow Agreement (as defined in Section 2.23.2 hereof) have been duly and validly authorized, executed and delivered by the Company and constitute the valid and binding agreements of the Company, enforceable against the Company in accordance with their respective terms, except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (ii) as enforceability of any indemnification or contribution provision may be limited under federal and state securities laws; and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

Maxim Group LLC
_____________, 2005

2.11.  No Conflicts; Etc. The execution, delivery, and performance by the Company of this Agreement, the Warrant Agreement, the Trust Agreement, the Services Agreement and the Escrow Agreement, the consummation by the Company of the transactions herein and therein contemplated and the compliance by the Company with the terms hereof and thereof do not and will not, with or without the giving of notice or the lapse of time or both: (i) result in a breach of, or conflict with any of the terms and provisions of, or constitute a default under, or result in the creation, modification, termination or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of, any agreement or instrument to which the Company is a party (other than the Trust Agreement ); (ii) result in any violation of the provisions of the Certificate of Incorporation (the “Company Certificate”) or the Bylaws (the “Bylaws”) of the Company; or (iii) violate any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its properties or business.

2.12.  Violations. The Company is not in violation of any term or provision of the Company Certificate or the Bylaws or in violation of any material franchise, license, permit, applicable law, rule, regulation, judgment or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its properties or businesses.

2.13.  Corporate Power; Licenses; Consents.

2.13.1.  Conduct of Business. The Company has all requisite corporate power and authority, and has all necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies that it needs as of the date hereof to conduct its business as described in the Sale Preliminary Prospectus and the Prospectus. Since its formation, the Company has conducted no business and has incurred no liabilities other than in connection with and in furtherance of the offering. The disclosures in the Registration Statement concerning the effects of federal, state, local and foreign regulation on this Offering and the Company’s business purpose as currently contemplated are correct in all material respects and do not omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

2.13.2.  Transactions Contemplated Herein. The Company has all corporate power and authority to enter into this Agreement and to carry out the provisions and conditions hereof, and all consents, authorizations, approvals, licenses and orders required in connection therewith have been obtained. No consent, authorization or order of, and no filing with, any court, government agency or other body is required for the valid issuance, sale and delivery of the Securities and the consummation of the transactions and agreements contemplated by this Agreement, the Warrant Agreement, the Trust Agreement, the Services Agreement and the Escrow Agreement and as contemplated by the Sale Preliminary Prospectus and the Prospectus, except with respect to applicable federal and state securities laws and the National Association of Securities Dealers, Inc. (the ”NASD”).

Maxim Group LLC
_____________, 2005

2.14.  D&O Questionnaires. All information contained in the questionnaires (the “Questionnaires”) completed by each of the Company’s stockholders immediately prior to the Offering (the “Initial Stockholders”) and provided to the Underwriters as an exhibit to his or her Insider Letter (as defined in Section 2.23.1) is true and correct and the Company has not become aware of any information which would cause the information disclosed in the questionnaires completed by each Initial Stockholder to become inaccurate and incorrect.

2.15.  Litigation; Governmental Proceedings. There is no action, suit, proceeding, inquiry, arbitration, investigation, litigation or governmental proceeding pending or, to the Company’s knowledge, threatened against, or involving the Company or, to the Company’s knowledge, any Initial Stockholder which has not been disclosed in the Registration Statement or the Questionnaires.

2.16.  Good Standing. The Company has been duly organized and is validly existing as a corporation and is in good standing under the laws of its state of incorporation and is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of business requires such qualification, except where the failure to qualify would not have a material adverse effect on the Company.

2.17.  No Contemplation of a Business Combination. Prior to the date hereof, neither the Company, its officers and directors nor the Initial Stockholders had, and as of the Closing, the Company and such officers and directors and Initial Stockholders will not have had: (i) any specific Business Combination under consideration or contemplation; or (ii) any discussions with any target business regarding a possible Business Combination.

2.18.  Transactions Affecting Disclosure to NASD.

2.18.1.  Except as described in the Sale Preliminary Prospectus and the Prospectus, there are no claims, payments, arrangements, contracts, agreements or understandings relating to the payment of a brokerage commission or finder’s, consulting, origination or similar fee by the Company or any Initial Stockholder with respect to the sale of the Securities hereunder or any other arrangements, agreements or understandings of the Company or any Initial Stockholder that may affect the Underwriters’ compensation, as determined by the NASD.

2.18.2.  The Company has not made any direct or indirect payments (in cash, securities or otherwise) to: (i) any person, as a finder’s fee, consulting fee or otherwise, in consideration of such person raising capital for the Company or introducing to the Company persons who raised or provided capital to the Company; (ii) to any NASD member; or (iii) to any person or entity that has any direct or indirect affiliation or association with any NASD member, within the twelve months prior to the Effective Date, other than payments to Maxim in connection with the Offering.

Maxim Group LLC
_____________, 2005

2.18.3.  No officer, director or beneficial owner of any class of the Company’s securities (whether debt or equity, registered or unregistered, regardless of the time acquired or the source from which derived) (any such individual or entity, a “Company Affiliate”) is a member of or a person associated or affiliated with a member of, the NASD.

2.18.4.  No Company Affiliate is an owner of stock or other securities of any member of the NASD (other than securities purchased on the open market).

2.18.5.  No Company Affiliate has made a subordinated loan to any member of the NASD.

2.18.6.  No proceeds from the sale of the Securities will be paid to any NASD member, or any persons associated or affiliated with a member of the NASD, except as specifically authorized herein and except as may be paid in connection with a Business Combination as contemplated by the Sale Preliminary Prospectus and the Prospectus.

2.18.7.  The Company has not issued any warrants or other securities, or granted any options, directly or indirectly, to anyone who is a potential underwriter in the Offering or a related person (as defined by NASD rules) of such an underwriter within the 180-day period prior to the initial filing date of the Registration Statement.

2.18.8.  No person to whom securities of the Company have been privately issued within the 180-day period prior to the initial filing date of the Registration Statement has any relationship or affiliation or association with any member of the NASD.

2.18.9.  No NASD member intending to participate in the Offering has a conflict of interest with the Company. For this purpose, a “conflict of interest” exists when a member of the NASD and/or its associated persons, parent or affiliates in the aggregate beneficially own 10% or more of the Company’s outstanding subordinated debt or common equity, or 10% or more of the Company’s preferred equity. “Members participating in the Offering” include managing agents, syndicate group members and all dealers which are members of the NASD.

2.18.10.  The Company has not entered into any agreement or arrangement (including, without limitation, any consulting agreement or any other type of agreement) during the 180-day period prior to the initial filing date of the Registration Statement, which arrangement or agreement provides for the receipt of any item of value and/or the transfer of any warrants, options, or other securities from the Company to an NASD member, any person associated with a member (as defined by NASD rules), any potential underwriters in the Offering and/or any related persons, other than the arrangements the Company has entered into with Maxim in connection with the Offering.

Maxim Group LLC
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2.19.  Foreign Corrupt Practices Act. Neither the Company nor any of the Initial Stockholders or any other person acting on behalf of the Company has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency or instrumentality of any government (domestic or foreign), or any political party or candidate for office (domestic or foreign), or other person who was, is or may be in a position to help or hinder the business of the Company (or assist it in connection with any actual or proposed transaction) that: (i) might subject the Company to any damage or penalty in any civil, criminal or governmental litigation or proceeding; (ii) if not given in the past, might have had a material adverse effect on the assets, business or operations of the Company as reflected in any of the financial statements contained in the Prospectus; or (iii) if not continued in the future, might adversely affect the assets, business, operations or prospects of the Company. The Company’s internal accounting controls and procedures are sufficient to cause the Company to comply with the Foreign Corrupt Practices Act of 1977, as amended.

2.20.  Patriot Act. Neither the Company nor any officer, director or Initial Stockholder has violated: (i) the Bank Secrecy Act, as amended; (ii) the Money Laundering Control Act of 1986, as amended; or (iii) the Uniting and Strengthening of America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, and/or the rules and regulations promulgated under any such law, or any successor law.

2.21.  Officers’ Certificate. Any certificate signed by any duly authorized officer of the Company and delivered to the Representative or its counsel shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

2.22.  Warrant Agreement. The Company has entered into a warrant agreement with respect to the Warrants with AST substantially in the form filed as an exhibit to the Registration Statement (the “Warrant Agreement”), providing for, among other things, the payment of a warrant solicitation fee as contemplated by Section 3.9 hereof.

2.23.  Agreements With Initial Stockholders.

2.23.1.  Insider Letters. The Company has caused each of the Initial Stockholders to execute and deliver letter agreements, annexed as Exhibits10.1 through 10.7, to the Registration Statement (the “Insider Letters”), pursuant to which each such Initial Stockholder has agreed to certain matters, including, but not limited to, certain matters described as being agreed to by them under the “Proposed Business” Section of the Prospectus, which agreements have been duly executed and are legally binding and enforceable agreements (except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (ii) as enforceability of any indemnification, contribution or noncompete provision may be limited under federal and state securities laws, and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought).

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2.23.2.  Insider Purchase Agreement. The Company has caused certain of the Initial Stockholders or their affiliates to execute and deliver a letter agreement, annexed as Exhibit 10.14 of the Registration Statement (the “Insider Purchase Agreement”), pursuant to which such persons have agreed, among other things, to purchase an aggregate of 1,132,000 Units in the Offering and to forfeit any rights or claims that they may have to any proceeds, and any interest thereon, held in the Trust in respect of the shares of Common Stock included in such Units in the event that a Business Combination is not consummated and the Trust Fund is liquidated in accordance with the terms of the Trust Agreement.

2.23.3.  Escrow Agreement. The Company has caused the Initial Stockholders to enter into an escrow agreement (the “Escrow Agreement”) with AST, as escrow agent, in substantially the form annexed as Exhibit 10.9 to the Registration Statement, pursuant to which the Common Stock owned by the Initial Stockholders will be held in escrow by CST until the third anniversary of the Effective Date. During such escrow period, the Initial Stockholders shall be prohibited from selling or otherwise transferring such shares (except to spouses and children of Initial Stockholders and trusts established for their benefit and as otherwise set forth in the Escrow Agreement), but will retain the right to vote such shares. To the Company’s knowledge, the Escrow Agreement is enforceable against each of the Initial Stockholders and will not, with or without the giving of notice or the lapse of time or both, result in a breach of, or conflict with any of the terms and provisions of, or constitute a default under, any agreement or instrument to which any of the Initial Stockholders is a party. The Company warrants that the Escrow Agreement shall not be amended, modified or otherwise changed without the prior written consent of Maxim.

2.23.4.  Investment Management Trust Agreement. The Company has entered into the Trust Agreement with respect to certain proceeds of the Offering in substantially the form filed as an exhibit to the Registration Statement.

2.23.5.  Covenants Not to Compete. No Initial Stockholder of the Company is subject to any noncompetition agreement or non-solicitation agreement with any employer or prior employer which could materially affect his ability to be and act in the capacity of an Initial Stockholder, employee, officer and/or director of the Company.

2.24.  Investments. No more than 45% of the “value” (as defined in Section 2(a)(41) of the Investment Company Act of 1940 (“Investment Company Act”)) of the Company’s total assets consist of, and no more than 45% of the Company’s net income after taxes is derived from, securities other than “Government securities” (as defined in Section 2(a)(16) of the Investment Company Act).

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2.25.  Subsidiaries. The Company does not own an interest in any corporation, partnership, limited liability company, joint venture, trust or other entity.

2.26.  Related Party Transactions. No relationship, direct or indirect, exists between or among any of the Company or any affiliate of the Company, on the one hand, and any director, officer, shareholder, customer or supplier of the Company or any affiliate of the Company, on the other hand, which is required by the Act, the Exchange Act or the Regulations to be described in the Registration Statement, the Sale Preliminary Prospectus or the Prospectus which is not so described and described as required. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of their respective family members, except as disclosed in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus. The Company has not extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or officer of the Company.

2.27.  No Influence. The Company has not offered, or caused the Underwriters to offer, the Firm Units to any person or entity with the intention of unlawfully influencing: (i) a customer or supplier of the Company or any affiliate of the Company to alter the customer’s or supplier’s level or type of business with the Company or such affiliate; or (ii) a journalist or publication to write or publish favorable information about the Company or any such affiliate.

2.28.  Definition of “Knowledge.” As used in herein, the term “knowledge of the Company” (or similar language) shall mean the knowledge of the officers and directors of the Company who are named in the Sale Preliminary Prospectus and the Prospectus, with the assumption that such officers and directors shall have made reasonable and diligent inquiry of the matters presented.

2.29.  American Stock Exchange Eligibility. As of the Effective Date, the Securities have been approved for listing on the American Stock Exchange (“AMEX”).

3.  Covenants and Additional Agreements of the Company. The Company covenants and agrees as follows:

3.1.  Amendments to Registration Statement. The Company will deliver to the Representative, prior to filing, any amendment or supplement to the Registration Statement or Prospectus proposed to be filed after the Effective Date and not file any such amendment or supplement to which the Representative shall reasonably object in writing.

3.2.  Federal Securities Laws.

3.2.1.  Compliance. During the time when a prospectus is required to be delivered under the Act, the Company will use all reasonable efforts to comply with all requirements imposed upon it by the Act, the Regulations and the Exchange Act and by the regulations under the Exchange Act, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Securities in accordance with the provisions hereof and the Prospectus. If at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event shall have occurred as a result of which, in the opinion of counsel for the Company or counsel for the Underwriters, the Prospectus, as then amended or supplemented, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will notify the Representative promptly and prepare and file with the Commission, subject to Section 3.1 hereof, an appropriate amendment or supplement in accordance with Section 10 of the Act.

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3.2.2.  Filing of Final Prospectus. The Company will file the Prospectus (in form and substance satisfactory to the Representative) with the Commission pursuant to the requirements of Rule 424 of the Regulations.

3.2.3.  Exchange Act Registration. For a period of five years from the Effective Date, or until such earlier time upon which the Company is required to be liquidated, the Company will use its best efforts to maintain the registration of the Units, Common Stock and Warrants under the provisions of the Exchange Act. The Company will not deregister the Units under the Exchange Act without the prior written consent of Maxim.

3.2.4.  Sarbanes-Oxley Compliance. As soon as it is legally required to do so, the Company shall take all actions necessary to obtain and thereafter maintain material compliance with each applicable provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder and related or similar rules and regulations promulgated by any other governmental or self regulatory entity or agency with jurisdiction over the Company.

3.3.  Blue Sky Filing. The Company will endeavor in good faith, in cooperation with the Representative, at or prior to the time the Registration Statement becomes effective, to qualify the Securities for offering and sale under the securities laws of such jurisdictions as the Representative may reasonably designate, provided that no such qualification shall be required in any jurisdiction where, as a result thereof, the Company would be subject to service of general process or to taxation as a foreign corporation doing business in such jurisdiction. In each jurisdiction where such qualification shall be effected, the Company will, unless the Representative agrees that such action is not at the time necessary or advisable, use all reasonable efforts to file and make such statements or reports at such times as are or may be required by the laws of such jurisdiction.

3.4.  Delivery to Underwriters of Prospectuses. The Company will deliver to each of the several Underwriters, without charge, from time to time during the period when a prospectus is required to be delivered under the Act or the Exchange Act such number of copies of each Preliminary Prospectus and the Prospectus as such Underwriters may reasonably request and, as soon as the Registration Statement or any amendment or supplement thereto becomes effective, deliver to the Representative two original executed Registration Statements, including exhibits, and all post-effective amendments thereto and copies of all exhibits filed therewith or incorporated therein by reference and all original executed consents of certified experts.

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3.5.  Effectiveness and Events Requiring Notice to the Representative. The Company will use its best efforts to cause the Registration Statement to remain effective and will notify the Representative immediately and confirm the notice in writing: (i) of the effectiveness of the Registration Statement and any amendment thereto; (ii) of the issuance by the Commission of any stop order or of the initiation, or the threatening, of any proceeding for that purpose; (iii) of the issuance by any state securities commission of any proceedings for the suspension of the qualification of the Securities for offering or sale in any jurisdiction or of the initiation, or the threatening, of any proceeding for that purpose; (iv) of the mailing and delivery to the Commission for filing of any amendment or supplement to the Registration Statement or Prospectus; (v) of the receipt of any comments or request for any additional information from the Commission; and (vi) of the happening of any event during the period described in Section 3.4 hereof that, in the judgment of the Company or its counsel, makes any statement of a material fact made in the Registration Statement or the Prospectus untrue or that requires the making of any changes in the Registration Statement or the Prospectus in order to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Commission or any state securities commission shall enter a stop order or suspend such qualification at any time, the Company will make every reasonable effort to obtain promptly the lifting of such order.

3.6.  Review of Financial Statements. For a period of five years from the Effective Date, or until such earlier time that the Company is required to be liquidated, the Company, at its expense, shall cause its regularly engaged independent certified public accountants to review (but not audit) the Company’s financial statements for each of the first three fiscal quarters prior to the announcement of quarterly financial information, the filing of the Company’s Form 10-Q quarterly report and the mailing of quarterly financial information to stockholders.

3.7.  Transactions.

3.7.1.  Affiliate Combinations. The Company will not consummate a Business Combination with any entity which is affiliated with any Initial Stockholder unless the Company obtains an opinion from an independent investment banking firm that the Business Combination is fair to the Company’s stockholders from a financial perspective.

3.7.2.  Services. The Company has entered into an agreement (the “Services Agreement”) with Schwartz & Weiss, P.C., pursuant to which the Company will pay up to $7,500 for general and administrative services, including office space, utilities and secretarial support. In no event will such fees be more than $7,500 per month in the aggregate and all such arrangements will be arm’s-length transactions.

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3.7.3.  Affiliate Compensation. Except as set forth in this Section 3.7, the Company shall not pay any Initial Stockholder or any of their affiliates any fees or compensation from the Company for services rendered to the Company prior to, or in connection with, the consummation of a Business Combination; provided that the Initial Stockholders shall be entitled to reimbursement from the Company for their out-of-pocket expenses incurred in connection with seeking and consummating a Business Combination.

3.8.  Secondary Market Trading and Standard & Poor’s. If the Company does not maintain the listing of the Securities on the AMEX or another national securities exchange or the National Market of The Nasdaq Stock Market, the Company will apply to be included in Standard and Poor’s Daily News and Corporation Records Corporate Descriptions for a period of five years from the consummation of a Business Combination. Promptly after the consummation of the Offering, the Company shall take such steps as may be necessary to obtain a secondary market trading exemption for the Company’s securities in the State of California. The Company shall also take such other action as may be reasonably requested by the Representative to obtain a secondary market trading exemption in such other states as may be requested by the Representative.

3.9.  Warrant Solicitation Fees. The Company hereby engages Maxim, on a non-exclusive basis, as its agent for the solicitation of the exercise of the Warrants. The Company will: (i) assist Maxim with respect to such solicitation, if requested by Maxim; and (ii) at Maxim’s request, provide Maxim, and direct the Company’s transfer and warrant agent to provide to Maxim, at the Company’s cost, lists of the record and, to the extent known, beneficial owners of, the Warrants. Commencing one year from the Effective Date, the Company will pay Maxim a commission of 5% of the cash proceeds received upon exercise of the Warrants for each Warrant exercised, payable on the date of such exercise, on the terms provided for in the Warrant Agreement, only if permitted under the rules and regulations of the NASD and only to the extent that an investor who exercises his Warrants specifically designates, in writing, that Maxim solicited his exercise. Maxim may engage sub-agents in its solicitation efforts. The Company agrees to disclose the arrangement to pay such solicitation fees to Maxim in any prospectus used by the Company in connection with the registration of the shares of Common Stock underlying the Warrants.

3.10.  Financial Public Relations Firm. Promptly after the execution of a definitive agreement for a Business Combination, the Company shall retain a financial public relations firm reasonably acceptable to the Representative for a term to be agreed upon by the Company and the Representative (but in no event less than two years).

3.11.  Reports to the Representative.

3.11.1.  Periodic Reports, Etc. For a period of five years from the Effective Date or until such earlier time upon which the Company is required to be liquidated, the Company will furnish to the Representative (Attention: Clifford A. Teller, Managing Director) and its counsel copies of such financial statements and other periodic and special reports as the Company from time to time furnishes generally to holders of any class of its securities, and promptly furnish to the Representative: (i) a copy of each periodic report the Company shall be required to file with the Commission; (ii) a copy of every press release and every news item and article with respect to the Company or its affairs which was released by the Company; (iii) a copy of each Form 8-K or Schedules 13D, 13G, 14D-1 or 13E-4 received or prepared by the Company; (iv) five copies of each Registration Statement; (v) if requested by the Representative, a copy of monthly statements, if any, setting forth such information regarding the Company’s results of operations and financial position (including balance sheet, profit and loss statements and data regarding outstanding purchase orders) as is regularly prepared by management of the Company; and (vi) such additional documents and information with respect to the Company and the affairs of any future subsidiaries of the Company as the Representative may from time to time reasonably request. Documents filed with the Commission via EDGAR shall be deemed to have been delivered to the Representative pursuant to this Section 3.11.1.

Maxim Group LLC
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3.11.2.   Transfer Sheets. For a period of five years following the Effective Date or until such earlier time upon which the Company is required to be liquidated, the Company shall retain a transfer and warrant agent acceptable to the Representative (the “Transfer Agent”) and will furnish to the Underwriters, at the Company’s sole cost and expense, such transfer sheets of the Company’s securities as the Representative may request, including the daily and monthly consolidated transfer sheets of the Transfer Agent and DTC. AST is acceptable to the Underwriters.

3.11.3.  Trading Reports. During such time as the Securities are quoted on the NASD OTC Bulletin Board (or any successor trading market such as the Bulletin Board Exchange) or the Pink Sheets, LLC (or similar publisher of quotations) and no other automated quotation system, the Company shall provide to the Representative, at the Company’s expense, such reports published by the NASD or the Pink Sheets, LLC relating to price trading of the Securities, as the Representative shall reasonably request. In addition to the requirements of the preceding sentence, for a period of two years from the Closing Date, the Company, at the Company’s expense, shall provide the Representative a subscription to the Company’s weekly Depository Transfer Company Security Position Reports.

3.12.  Disqualification of Form S-1. For a period of seven years from the date hereof, the Company will not take any action or actions which may prevent or disqualify the Company’s use of Form S-1 (or other appropriate form) for the registration of the Warrants under the Act.

3.13.  Payment of Expenses.

3.13.1.  General Expenses Related to the Offering. The Company hereby agrees to pay on or prior to each of the Closing Date and the Option Closing Date, if any, to the extent not paid at Closing Date, all expenses incident to the performance of the obligations of the Company under this Agreement, including, but not limited to:

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(i) Company legal and accounting fees and disbursements;

(ii) the cost of an investigative search firm of the Representatives’ choice to conduct an investigation of the Company’s principals (which cost shall be applied against the non-accountable expense allowance described in Section 3.13.2 of the Offering is consummated.

(iii) the preparation, printing, filing and mailing (including the payment of postage with respect to such mailing) of the Registration Statement, the Preliminary and final Prospectuses and the printing and mailing of this Agreement and related documents, including the cost of all copies thereof and any amendments thereof or supplements thereto supplied to the Underwriters in quantities as may be required by the Underwriters and all “EDGAR” preparation and filing costs;

(iv) the printing, engraving, issuance and delivery of the Units, the shares of Common Stock and the Warrants included in the Units, including any transfer or other taxes payable thereon;

(v) the qualification of the Securities under state or foreign securities or Blue Sky laws, including the costs of printing and mailing the “Preliminary Blue Sky Memorandum,” and all amendments and supplements thereto, fees and disbursements for the Representative’s counsel retained for such purpose (such fees (not including disbursements) shall be capped at $35,000 in the aggregate of which $15,000 has previously been paid);

(vi)  filing fees, costs and expenses (including fees of Representative’s counsel and disbursements for the Representative’s counsel) incurred in registering the Offering with the NASD;

(vii)  all Company costs and expenses associated with “road show” marketing and “due diligence” trips for the Company’s management to meet with prospective investors, including, without limitation, all travel, food and lodging expenses associated with such trips;

(viii) costs of placing “tombstone” advertisements in The Wall Street Journal, The New York Times and a third publication to be selected by the Representative;

(ix) fees and disbursements of AST, whether it is acting in the capacity of transfer or warrant agent or as trustee of the Trust Account or otherwise;

(x) the preparation, binding and delivery of transaction closing “bibles” and the preparation and delivery of transaction Lucite cubes or similar commemorative items, in each case in a form, style and quantity as reasonably requested by the Representative; and

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(xi) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 3.13.1.

The Representative may deduct from the net proceeds of the Offering payable to the Company on the Closing Date, or the Option Closing Date, if any, the expenses set forth herein to be paid by the Company to the Representative and others.

If the Offering contemplated by this Agreement is not consummated for any reason whatsoever, except to the extent such event is demonstrated by a court of competent jurisdiction to have occurred directly and primarily as a result of a material breach or default by the Representative or any Underwriter of their respective obligations described in this Agreement, then the Company shall reimburse the Representative in full for their out of pocket accountable expenses actually incurred by the Representative, including, without limitation, its legal fees and disbursements and “road show” and due diligence expenses.

3.13.2.  Nonaccountable Expenses. The Company further agrees that, in addition to the expenses payable pursuant to Section 3.13.1, on the Closing Date, it will pay to Maxim a nonaccountable expense allowance equal to 1% of the gross proceeds received by the Company from the sale of the Firm Units (less amounts previously advanced by the Company in respect thereof) by deduction from the proceeds of the Offering contemplated herein.

3.14.  Application of Net Proceeds. The Company will apply the net proceeds from the Offering received by it in a manner consistent with the application described under the caption “Use of Proceeds” in the Prospectus.

3.15.  Delivery of Earnings Statements to Security Holders. The Company will make generally available to its security holders as soon as practicable, but not later than the first day of the fifteenth full calendar month following the Effective Date, an earnings statement (which need not be certified by independent public or independent certified public accountants unless required by the Act or the Regulations, but which shall satisfy the provisions of Rule 158(a) under Section 11(a) of the Act) covering a period of at least twelve consecutive months beginning after the Effective Date.

3.16.  Notice to NASD. In the event any person or entity (regardless of any NASD affiliation or association) is engaged to assist the Company in its search for a candidate for a Business Combination or to provide any other merger and acquisition services, the Company will provide the following to the NASD and Representative prior to the consummation of the Business Combination: (i) complete details of all services and copies of agreements governing such services; and (ii) justification as to why the person or entity providing the merger and acquisition services should not be considered an “underwriter and related person” with respect to the Company’s initial public offering, as such term is defined in Rule 2710 of the NASD’s Conduct Rules. The Company also agrees that proper disclosure of such arrangement or potential arrangement will be made in the proxy statement which the Company will file for purposes of soliciting stockholder approval for the Business Combination.

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3.17.  Stabilization. Except with respect to the certain agreements between Maxim and certain Company Affiliates (which agreements have been filed as exhibits to the Registration Statement), neither the Company, nor, to its knowledge, any of its employees, directors or stockholders (without the consent of Maxim) has taken or will take, directly or indirectly, any action designed to or that has constituted or that might reasonably be expected to cause or result in, under the Exchange Act, or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

3.18.  Internal Controls. The Company will maintain a system of internal accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary in order to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

3.19.  Accountants. For a period of five years from the Effective Date or until such earlier time upon which the Company is required to be liquidated, the Company shall retain GGK or other independent public accountants reasonably acceptable to Maxim.

3.20.  Form 8-K. The Company shall, on the date hereof, retain its independent public accountants to audit the financial statements of the Company as of the Closing Date (the “Audited Financial Statements”) reflecting the receipt by the Company of the proceeds of the Offering. As soon as the Audited Financial Statements become available, the Company shall immediately file a Current Report on Form8-K with the Commission, which Report shall contain the Company’s Audited Financial Statements.

3.21.  Press Releases. The Company will not issue press releases or engage in any other publicity, without Maxim’s prior written consent, for a period ending at 5:00 p.m., New York City time, on the first Business Day following the fortieth (40th) day following the Closing Date.

3.22.  NASD. The Company shall advise the NASD if it is aware that any 5% or greater stockholder of the Company becomes an affiliate or associated person of an NASD member participating in the distribution of the Securities.

3.23.  Corporate Proceedings. All corporate proceedings and other legal matters necessary to carry out the provisions of this Agreement and the transactions contemplated hereby shall have been done to the reasonable satisfaction to counsel for the Underwriters.

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3.24.  Investment Company. The Company shall cause the proceeds of the Offering to be held in the Trust Fund to be invested only in “government securities” with specific maturity dates as set forth in the Trust Agreement and disclosed in the Prospectus. The Company will otherwise conduct its business in a manner so that it will not become subject to the Investment Company Act. Furthermore, once the Company consummates a Business Combination, it will be engaged in a business other than that of investing, reinvesting, owning, holding or trading securities.

3.25.  Business Combination Announcement. Within five Business Days following the consummation by the Company of a Business Combination, the Company shall cause an announcement (“Business Combination Announcement”) to be placed, at its cost, in The Wall Street Journal, The New York Times and a third publication to be selected by Maxim announcing the consummation of the Business Combination and indicating that Maxim was the managing underwriter in the Offering. The Company shall supply Maxim with a draft of the Business Combination Announcement and provide Maxim with a reasonable advance opportunity to comment thereon. The Company will not place the Business Combination Announcement without the final approval of Maxim, which approval will not be unreasonably withheld.

3.26.  Colorado Trust Filing. In the event the Securities are registered in the State of Colorado, the Company will cause a Colorado Form ES to be filed with the Commissioner of the State of Colorado no less than 10 days prior to the distribution of the Trust Fund in connection with a Business Combination and will do all things necessary to comply with Section 11-51-302 and Rule 51-3.4 of the Colorado Securities Act.

3.27.  Electronic Prospectus. The Company shall cause to be prepared and delivered to the Representative, at the Company’s expense, within one Business Day from the effective date of this Agreement, an Electronic Prospectus to be used by the Underwriters in connection with the Offering. As used herein, the term “Electronic Prospectus” means a form of prospectus, and any amendment or supplement thereto, that meets each of the following conditions: (i) it shall be encoded in an electronic format, satisfactory to the Representative, that may be transmitted electronically by the Underwriters to offerees and purchasers of the Securities for at least the period during which a prospectus relating to the Securities is required to be delivered under the Securities Act; (ii) it shall disclose the same information as the paper prospectus and prospectus filed pursuant to EDGAR, except to the extent that graphic and image material cannot be disseminated electronically, in which case such graphic and image material shall be replaced in the electronic prospectus with a fair and accurate narrative description or tabular representation of such material, as appropriate; and (iii) it shall be in or convertible into a paper format or an electronic format, satisfactory to the Representative, that will allow recipients thereof to store and have continuously ready access to the prospectus at any future time, without charge to such recipients (other than any fee charged for subscription to the Internet as a whole and for on-line time). The Company hereby confirms that it has included or will include in the Prospectus filed pursuant to EDGAR or otherwise with the Commission and in the Registration Statement at the time it was declared effective an undertaking that, upon receipt of a request by an investor or his or her representative within the period when a prospectus relating to the Securities is required to be delivered under the Securities Act, the Company shall transmit or cause to be transmitted promptly, without charge, a paper copy of the Prospectus.

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3.28.  Reservation of Shares. The Company will reserve and keep available that maximum number of its authorized but unissued securities which are issuable upon exercise of any of the Securities outstanding from time to time.

3.29.  AMEX Listing. Until the consummation of a Business Combination, the Company will use commercially reasonable efforts to maintain the listing by AMEX of the Securities.

4.  Conditions of Underwriters’ Obligations. The obligations of the several Underwriters to purchase and pay for the Units as provided herein shall be subject to the continuing accuracy of the representations and warranties of the Company as of the date hereof and as of each of the Closing Date and the Option Closing Date, if any, to the accuracy of the statements of officers of the Company made pursuant to the provisions hereof and to the performance by the Company of its obligations hereunder and to the following conditions:

4.1.  Regulatory Matters.

4.1.1.  Effectiveness of Registration Statement. The Registration Statement shall have become effective not later than 5:00 P.M., New York time, on the date of this Agreement or such later date and time as shall be consented to in writing by the Representative, and, at each of the Closing Date and the Option Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for the purpose shall have been instituted or shall be pending or contemplated by the Commission and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of Underwriters’ counsel.

4.1.2.  NASD Clearance. By the Effective Date, the Representative shall have received clearance from the NASD as to the amount of compensation allowable or payable to the Underwriters as described in the Registration Statement.

4.1.3.  No Commission Stop Order. As of either on the Closing Date or the Option Closing Date, the Commission has not issued any order or threatened to issue any order preventing or suspending the use of any Preliminary Prospectus, the Prospectus or any part thereof, and has not instituted or threatened to institute any proceedings with respect to such an order.

4.1.4.  No Blue Sky Stop Orders. No order preventing or suspending the sale of the Units in any jurisdiction designated by the Representative pursuant to Section 3.3 hereof shall have been issued and in effect on either the Closing Date or the Option Closing Date, and no proceedings for that purpose shall have been instituted or shall have been threatened.

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4.2.  Company Counsel Matters.

4.2.1.  Effective Date Opinion of Counsel. On the Effective Date, the Representative shall have received the favorable opinion of Loeb & Loeb LLP (“Loeb & Loeb”), counsel to the Company, dated the Effective Date, addressed to the several Underwriters and in form and substance reasonably satisfactory to the Representative and Underwriters’ counsel to the effect that:

(i) The Company has been duly organized and is validly existing as a corporation and is in good standing under the laws of its state of incorporation, with full power and authority to own its properties and conduct its business as described in the Registration Statement and the Prospectus. The Company is duly qualified and licensed and in good standing as a foreign corporation in each jurisdiction in which its ownership or leasing of any properties or the character of its operations requires such qualification or licensing, except where the failure to qualify would not have a material adverse effect on the Company.

(ii) All issued and outstanding securities of the Company have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any stockholder of the Company arising by operation of law or under the Company Certificate or Bylaws. The offers and sales of the outstanding Common Stock were at all relevant times either registered under the Act and the applicable state securities or Blue Sky Laws or exempt from such registration requirements. The authorized and outstanding capital stock of the Company is as described in the Sale Preliminary Prospectus and the Prospectus. The Securities conform to the descriptions thereof contained in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus.

(iii) The Securities have been duly authorized and, when issued and paid for, will be validly issued, fully paid and non-assessable; the holders thereof are not and will not be subject to personal liability by reason of being such holders. The Securities are not and will not be subject to the preemptive rights of any holders of any security of the Company arising by operation of law or under the Company Certificate or Bylaws or, to such counsel’s knowledge, under similar rights that entitle or will entitle any person to acquire any security from the Company upon issuance or sale thereof. When issued, the Warrants will constitute valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment therefor, the number and type of securities of the Company called for thereby, and such Warrants, when issued, are enforceable against the Company in accordance with their respective terms, except: (a) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (b) as enforceability of any indemnification or contribution provision may be limited under federal and state securities laws; and (c) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. The certificates representing the Securities are in due and proper form. A sufficient number of shares of Common Stock have been reserved for issuance upon exercise of the Warrants. The shares of Common Stock underlying the Warrants will, upon exercise of the Warrants and payment of the exercise price thereof, be duly and validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to preemptive or, to such counsel’s knowledge, similar rights that entitle or will entitle any person to acquire any securities from the Company upon issuance thereof.

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(iv) The Company has full right, power and authority to execute and deliver this Agreement, the Warrant Agreement, the Services Agreements, the Trust Agreement and the Escrow Agreement and to perform its obligations thereunder, and all corporate action required to be taken for the due and proper authorization, execution and delivery of this Agreement, the Warrant Agreement, the Services Agreements, the Trust Agreement and the Escrow Agreement and consummation of the transactions contemplated by the Underwriting Agreement, the Registration Statement and the Prospectus and as described in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus have been duly and validly taken.

(v) This Agreement, the Warrant Agreement, the Services Agreement, the Trust Agreement and the Escrow Agreement have each been duly and validly authorized executed and delivered by the Company and constitute the valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except: (a) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (b) as enforceability of any indemnification or contribution provisions may be limited under federal and state securities laws; and (c) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

(vi) The Insider Letters, the Insider Purchase Agreement and the Escrow Agreement have been duly authorized, executed and delivered by the Initial Stockholders (or, if applicable, their affiliates) party thereto and constitute the valid and binding obligations of such Initial Stockholders enforceable against them in accordance with their respective terms, except: (a) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (b) as enforceability of any indemnification or contribution provisions may be limited under the federal and state securities laws; and (c) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

(vii) The execution, delivery and performance of this Agreement, the Warrant Agreement, the Escrow Agreement, the Trust Agreement and the Services Agreements, the consummation of the transactions contemplated hereby and thereby (including, without limitation, the issuance and sale of the Securities) and compliance by the Company with the terms and provisions hereof and thereof, do not and will not, with or without the giving of notice or the lapse of time, or both; (a) to such counsel’s knowledge, conflict with, or result in a breach of, any of the terms or provisions of, or constitute a default under, or result in the creation or modification of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company pursuant to the terms of, any mortgage, deed of trust, note, indenture, loan, contract, commitment or other agreement or instrument filed as an exhibit to the Registration Statement; (b) result in any violation of the provisions of the Company Certificate or By-Laws; or (c) to such counsel’s knowledge, violate any statute or any judgment, order or decree, rule or regulation applicable to the Company of any court, domestic or foreign, or of any federal, state or other regulatory authority or other governmental body having jurisdiction over the Company, its properties or assets.

Maxim Group LLC
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(viii) The Registration Statement, each Preliminary Prospectus and the Prospectus and any post-effective amendments or supplements thereto (other than the financial statements included therein, as to which no opinion need be rendered) each as of their respective dates complied as to form in all material respects with the requirements of the Act and Regulations. The Securities and each agreement filed as an exhibit to the Registration Statement conform in all material respects to the description thereof contained in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus. No United States, state or foreign statute or regulation required to be described in the Prospectus is not described as required (except as to the Blue Sky laws of the various states, as to which such counsel expresses no opinions), nor are any contracts or documents of a character required to be described in the Registration Statement, the Sale Preliminary Prospectus or the Prospectus or to be filed as exhibits to the Registration Statement not so described or filed as required.

(viii) The Registration Statement is effective under the Act. To such counsel’s knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Act or applicable state securities laws. To such counsel’s knowledge, neither the Company nor any of its affiliates has, prior to the date hereof, made any offer or sale of any securities which are required to be “integrated” pursuant to the Act or the Regulations with the offer and sale of the Securities pursuant to the Registration Statement.

(ix) To such counsel’s knowledge, there is no action, suit or proceeding before or by any court of governmental agency or body, domestic or foreign, now pending, or threatened against the Company that is required to be described in the Registration Statement.

(x) No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any judicial, regulatory or other legal or governmental agency or body is required for the execution, delivery and performance of the Underwriting Agreement or consummation of the transactions contemplated by the Underwriting Agreement, the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, except for; (a) such as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Units by the Underwriters (as to which such counsel need express no opinion); (b) such as have been made or obtained under the Securities Act; and (c) such as are required by the NASD.

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(xi) The statements under the captions “Description of Securities” and Item 14 of Part II of the Registration Statement, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings.

(xii) The statements contained in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus relating to matters of maritime law and taxation have been reviewed by such counsel and fairly present the information contained therein.

(xiii) The opinion of counsel shall further include a statement to the effect that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company and representatives of the Underwriters at which the contents of the Registration Statement, the Sale Preliminary Prospectus, the Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Sale Preliminary Prospectus and Prospectus (except as otherwise set forth in the opinion), no facts have come to the attention of such counsel which leads it to believe that either the Registration Statement, the Sale Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, as of the date of such opinion, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and schedules and other financial and statistical data included in the Registration Statement, the Sale Preliminary Prospectus or Prospectus).

4.2.2.  Closing Date and Option Closing Date Opinion of Counsel. On each of the Closing Date and the Option Closing Date, if any, the Representative shall have received the favorable opinion of Loeb & Loeb, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the several Underwriters and in form and substance reasonably satisfactory to the Representative and Underwriters’ counsel, confirming as of the Closing Date and, if applicable, the Option Closing Date, the statements made by Loeb & Loeb in its opinion delivered on the Effective Date.

4.2.3.  Reliance. In rendering such opinion, such counsel may rely: (i) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to the Representative and Underwriters’ counsel) of other counsel reasonably acceptable to the Representative and Underwriters’ counsel, familiar with the applicable laws; and (ii) as to matters of fact, to the extent they deem proper, on certificates or other written statements of officers of the Company and officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company, provided that copies of any such statements or certificates shall be delivered to Underwriters’ counsel if requested. The opinion of counsel for the Company and any opinion relied upon by such counsel for the Company shall include a statement to the effect that it may be relied upon by counsel for Underwriters in its opinion delivered to the Underwriters.

Maxim Group LLC
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4.3.  Cold Comfort Letter. At the time this Agreement is executed, and at each of the Closing Date and the Option Closing Date, if any, the Representative shall have received a letter, addressed to the several Underwriters and in form and substance satisfactory in all respects (including the non-material nature of the changes or decreases, if any, referred to in clause (iii) below) to the Representative and Underwriters’ counsel from GGK dated, respectively, as of the date of this Agreement and as of the Closing Date and the Option Closing Date, if any:

(i)  Confirming that they are independent accountants with respect to the Company within the meaning of the Act and the applicable Regulations and that they have not, during the periods covered by the financial statements included in the Prospectus, provided to the Company any non-audit services, as such term is used in Section 10A(g) of the Exchange Act;

(ii)  Stating that, in their opinion, the financial statements of the Company included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the published Regulations thereunder;

(iii)  Stating that, on the basis of a limited review which included a reading of the latest available unaudited interim financial statements of the Company (with an indication of the date of the latest available unaudited interim financial statements), a reading of the latest available minutes of the stockholders and board of directors and the various committees of the board of directors, consultations with officers and other employees of the Company responsible for financial and accounting matters and other specified procedures and inquiries, nothing has come to their attention which would lead them to believe that: (a) the unaudited financial statements of the Company included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Regulations or are not fairly presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements of the Company included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus; or (b) at a date not later than five days prior to the Effective Date, Closing Date or Option Closing Date, as the case may be, there was any change in the capital stock or long-term debt of the Company, or any decrease in the stockholders’ equity of the Company as compared with amounts shown in the balance sheet included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, other than as set forth in or contemplated by the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, or, if there was any decrease, setting forth the amount of such decrease;

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(iv)  Setting forth, at a date not later than five days prior to the Effective Date, the amount of liabilities of the Company;

(v)  Stating that they have compared specific dollar amounts, numbers of shares, statements and other financial information pertaining to the Company set forth in the Sale Prospectus and the Prospectus in each case to the extent that such amounts, numbers, statements and information may be derived from the general accounting records, including work sheets, of the Company and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in the letter and found them to be in agreement;

(vi)  Stating that they have not during the period of their engagement by the Company brought to the attention of the Company’s management any reportable condition related to internal structure, design or operation as defined in the Statement on Auditing Standards No. 60 “Communication of Internal Control Structure Related Matters Noted in an Audit,” in the Company’s internal controls; and

(vii)  Statements as to such other matters incident to the transaction contemplated hereby as the Representative may reasonably request.

4.4.  Officers’ Certificates.

4.4.1.  Officers’ Certificate. At each of the Closing Date and the Option Closing Date, if any, the Representative shall have received a certificate of the Company signed by the Chairman of the Board or the President and the Secretary or Assistant Secretary of the Company, dated the Closing Date or the Option Closing Date, as the case may be, respectively, to the effect that the Company has performed all covenants and complied with all conditions required by this Agreement to be performed or complied with by the Company prior to and as of the Closing Date, or the Option Closing Date, as the case may be, and that the conditions set forth in Section 4.5 hereof have been satisfied as of such date and that, as of Closing Date and the Option Closing Date, as the case may be, the representations and warranties of the Company set forth in Section 2 hereof are true and correct. In addition, the Representative will have received such other and further certificates of officers of the Company as the Representative may reasonably request.

4.4.2.  Secretary’s Certificate. At each of the Closing Date and the Option Closing Date, if any, the Representative shall have received a certificate of the Company signed by the Secretary or Assistant Secretary of the Company, dated the Closing Date or the Option Date, as the case may be, respectively, certifying: (i) that the Company Certificate and By-Laws are true and complete, have not been modified and are in full force and effect; (ii) that the resolutions relating to the public offering contemplated by this Agreement are in full force and effect and have not been modified; (iii) all correspondence between the Company or its counsel and the Commission; (iv) all correspondence between the Company or its counsel and AMEX relating to the listing of the Securities on AMEX; and (v) as to the incumbency of the officers of the Company. The documents referred to in such certificate shall be attached to such certificate.

Maxim Group LLC
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4.5.  No Material Changes. Prior to and on each of the Closing Date and the Option Closing Date, if any: (i) there shall have been no material adverse change or development involving a prospective material adverse change in the condition or prospects or the business activities, financial or otherwise, of the Company from the latest dates as of which such condition is set forth in the Registration Statement, the Sale Preliminary Prospctus and the Prospectus; (ii) no action suit or proceeding, at law or in equity, shall have been pending or threatened against the Company or any Initial Stockholder before or by any court or federal or state commission, board or other administrative agency wherein an unfavorable decision, ruling or finding may materially adversely affect the business, operations, prospects or financial condition or income of the Company, except as set forth in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus; (iii) no stop order shall have been issued under the Act and no proceedings therefor shall have been initiated or threatened by the Commission; and (iv) the Registration Statement, the Sale Preliminary Prospectus and the Prospectus and any amendments or supplements thereto shall contain all material statements which are required to be stated therein in accordance with the Act and the Regulations and shall conform in all material respects to the requirements of the Act and the Regulations, and neither the Registration Statement, the Sale Preliminary Prospectus nor the Prospectus nor any amendment or supplement thereto shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

4.6.  Delivery of Agreements. On the Effective Date, the Company shall have delivered to the Representative executed copies of the Escrow Agreement, the Trust Agreement, the Warrant Agreement, the Services Agreement, all of the Insider Letters and the Insider Purchase Agreement.

5.  Indemnification.

5.1.  Indemnification of Underwriters.

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5.1.1.  General. Subject to the conditions set forth below, each of the Company and Prokopios (Akis) N. Tsirigakis (the “Company Indemnitors”), jointly and severally, agrees to indemnify and hold harmless each of the Underwriters, each dealer selected by the Representative that participates in the offer and sale of the Units (each a “Selected Dealer”) and each of their respective directors, officers, partners, members, managers, employees, agents and representatives, and each person, if any, who controls any such Underwriter (“controlling person”) within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act (collectively, including all controlling persons, the “Indemnitees”), against any and all loss, liability, claim, charge, damage and expense whatsoever (including, but not limited to, any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, whether arising out of any action between any of the Underwriters and the Company or between any of the Underwriters and any third party or otherwise) to which they or any Indemnitee may become subject under the Act, the Exchange Act or any other federal, state or local statute, law, rule, regulation or ordinance or at common law or otherwise or under the laws, rules and regulations of foreign countries or political subdivisions thereof, arising out of or based upon (i) any breach by the Company of any representation or warranty contained in this Agreement or any failure of the Company to comply with any covenant or agreement contained herein or in any other agreement entered into by the Company in connection with the transactions contemplated hereby, or (ii) any untrue statement or alleged untrue statement of a material fact contained in: (a) any Preliminary Prospectus, the Registration Statement or the Prospectus (as from time to time each may be amended and supplemented); or (b) any application or other document or written communication (in this Section 5 collectively called “application”) executed by the Company or based upon written information furnished by the Company in any jurisdiction in order to qualify the Securities under the securities laws thereof or filed with the Commission, any state securities commission or agency, the NASD or OTC Bulletin Board, AMEX or any other securities exchange; or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Company with respect to an Underwriter by or on behalf of such Underwriter expressly for use in any Preliminary Prospectus, the Registration Statement or Prospectus, or any amendment or supplement thereof, or in any application, as the case may be, which furnished written information, it is expressly agreed, consists solely of the name of the Underwriter and the information with respect to dealers’ concessions and reallowances contained in the section of the Prospectus entitled “Underwriting,” and the identity of counsel to the Underwriters contained in the section of the Prospectus entitled “Legal Matters.” With respect to any untrue statement or omission or alleged untrue statement or omission made in the Preliminary Prospectus, the indemnity agreement contained in this paragraph shall not inure to the benefit of any Indemnitee to the extent that any loss, liability, claim, damage or expense of such Indemnitee results from the fact that a copy of the Prospectus was not given or sent to the person asserting any such loss, liability, claim or damage at or prior to the written confirmation of sale of the Securities to such person as required by the Act and the Regulations, and if the untrue statement or omission has been corrected in the Prospectus, unless such failure to deliver the Prospectus was a result of non-compliance by the Company with its obligations under Section 3.4 hereof. The Company agrees promptly to notify the Representative of the commencement of any litigation or proceedings against the Company or any of its officers, directors or controlling persons in connection with the issue and sale of the Securities or in connection with the Registration Statement, any Preliminary Propsectus or the Prospectus.

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5.1.2.  Procedure. If any action is brought against an Indemnitee in respect of which indemnity may be sought against the Company Indemnitors pursuant to Section 5.1.1, such Indemnitee shall promptly notify the Company Indemnitors in writing of the institution of such action and the Company Indemnitors shall assume the defense of such action, including the employment and fees of counsel (subject to the reasonable approval of the applicable Indemnitee) and payment of actual expenses. Such Indemnitee shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Indemnitee unless: (i) the employment of such counsel at the expense of the Company Indemnitors shall have been authorized in writing by the applicable Company Indemnitor in connection with the defense of such action; (ii) the Company Indemnitors shall not have employed counsel to have charge of the defense of such action; or (iii) such Indemnitee(s) shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Company Indemnitors (in which case the Company Indemnitors shall not have the right to direct the defense of such action on behalf of the applicable Indemnittees), in any of which events the reasonable fees and expenses of not more than one additional firm of attorneys selected by the applicable Indemnitee shall be borne by the Company Indemnitors. Notwithstanding anything to the contrary contained herein, if the applicable Indemnitee shall assume the defense of such action as provided above, the Company Indemnitors shall have the right to approve the terms of any settlement of such action which approval shall not be unreasonably withheld.

5.2.  Indemnification of the Company. Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company, its directors, officers and employees and agents who control the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense described in the foregoing indemnity from the Company to the several Underwriters, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions made in any Preliminary Prospectus, the Registration Statement or Prospectus or any amendment or supplement thereto or in any application, in reliance upon, and in strict conformity with, written information furnished to the Company with respect to such Underwriter by or on behalf of the Underwriter expressly for use in such Preliminary Prospectus, the Registration Statement or Prospectus or any amendment or supplement thereto or in any such application, which furnished written information, it is expressly agreed, consists solely of the name of the Underwriter and the information with respect to dealers’ concessions and reallowances contained in the section of the Prospectus entitled “Underwriting,” and the identity of counsel to the Underwriters contained in the section of the Prospectus entitled “Legal Matters.” In case any action shall be brought against the Company or any other person so indemnified based on any Preliminary Prospectus, the Registration Statement or Prospectus or any amendment or supplement thereto or any application, and in respect of which indemnity may be sought against any Underwriter, such Underwriter shall have the rights and duties given to the Company, and the Company and each other person so indemnified shall have the rights and duties given to the several Underwriters, by the provisions of Section 5.1.2.

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5.3.  Contribution. In order to provide for just and equitable contribution under the Act in any case in which: (i) any person entitled to indemnification under this Section 5 makes claim for indemnification pursuant hereto but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 5 provides for indemnification in such case; or (ii) contribution under the Act, the Exchange Act or otherwise may be required on the part of any such person in circumstances for which indemnification is provided under this Section 5, then, and in each such case, each of the Company Indemnitors, on the one hand, and the Underwriters, on the other hand, shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the applicable parties, as incurred, in such proportions as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other, from the Offering, or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties, on the one hand, and the indemnified party, on the other hand, in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative benefit received by the Company Indemnitors, on the one hand, and the Underwriters, on the other hand, shall be deemed to be in the same proportion as the total proceeds from the Offering (including underwriting discounts and commissions received by the Underwriters; provided, that, no person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding the provisions of this Section 5.3.1, no Underwriter shall be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Underwriter in respect of the Securities underwritten by it and distributed to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay in respect of such losses, liabilities, claims, damages and expenses. For purposes of this Section, each director, officer, partner, member, manager, employee, agent or representative of an Underwriter or Selected Dealer or each officer, director, employee or agent of the Company, as applicable, and each person, if any, who controls an Underwriter, Selected Dealer or the Company, as applicable, within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Underwriters or the Company, as applicable. Any such contributing party shall not be liable to any party seeking contribution on account of any settlement of any claim, action or proceeding effected by such party seeking contribution on account of any settlement of any claim, action or proceeding effected by such party seeking contribution without the written consent of such contributing party. The contribution provisions contained in this Section are intended to supersede, to the extent permitted by law, any right to contribution under the Act, the Exchange Act or otherwise available. The Underwriters’ obligations to contribute pursuant to this Section 5.3 are several and not joint.

Maxim Group LLC
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6.  Default by an Underwriter.

6.1.  Default Not Exceeding 10% of Firm Units or Option Units. If any Underwriter or Underwriters shall default in its or their obligations to purchase the Firm Units or the Option Units (if the over-allotment option is exercised hereunder), and if the number of the Firm Units or Option Units with respect to which such default relates does not exceed in the aggregate 10% of the number of Firm Units or Option Units that all Underwriters have agreed to purchase hereunder, then such Firm Units or Option Units to which the default relates shall be purchased by the non-defaulting Underwriters in proportion to their respective commitments hereunder.
6.2.  Default Exceeding 10% of Firm Units or Option Units. In the event that the default addressed in Section 6.1 above relates to more than 10% of the Firm Units or Option Units, the Representative may, in its discretion, arrange for the Representative or for another party or parties to purchase such Firm Units or Option Units to which such default relates on the terms contained herein. If, within one Business Day after such default relating to more than 10% of the Firm Units or Option Units, the Representative does not arrange for the purchase of such Firm Units or Option Units, then the Company shall be entitled to a further period of one Business Day within which to procure another party or parties satisfactory to the Representative to purchase said Firm Units or Option Units on such terms. In the event that neither the Representative or the Company can arrange for the purchase of the Firm Units or Option Units to which a default relates as provided in this Section 6, this Agreement will be terminated by the Representative or the Company without liability on the part of the Company (except as provided in Sections 3.15 and 5 hereof) or the several Underwriters (except as provided in Section 5 hereof); provided, however, that if such default occurs with respect to the Option Units, this Agreement will not terminate as to the Firm Units; and provided further that nothing herein shall relieve a defaulting Underwriter of its liability, if any, to the other several Underwriters and to the Company for damages occasioned by its default hereunder.

6.3.  Postponement of Closing Date. In the event that the Firm Units or Option Units to which the default relates are to be purchased by the non-defaulting Underwriters or are to be purchased by another party or parties as aforesaid, the Representative or the Company shall have the right to postpone the Closing Date or Option Closing Date for a reasonable period, but not in any event exceeding five Business Days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment to the Registration Statement or the Prospectus that, in the opinion of counsel for the Underwriters, may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any party substituted under this Section 6 with like effect as if it had originally been a party to this Agreement with respect to such Securities.

7.  Right to Appoint Observer. For a period of no less than two years from the Effective Date, upon notice from Maxim to the Company, Maxim shall have the right to send a representative (who need not be the same individual from meeting to meeting) to observe each meeting of the Board of Directors of the Company; provided that such representative shall sign a Regulation FD compliant confidentiality agreement which is reasonably acceptable to Maxim and its counsel in connection with such representative’s attendance at meetings of the Board of Directors; and provided further that upon written notice to Maxim, the Company may exclude the representative from meetings where, in the written opinion of counsel for the Company, the representative’s presence would destroy the attorney-client privilege. The Company agrees to give Maxim written notice of each such meeting and to provide Maxim with an agenda and minutes of the meeting no later than it gives such notice and provides such items to the other directors, and reimburse the representative of Maxim for its reasonable out-of-pocket expenses incurred in connection with its attendance at the meeting, including, but not limited to, food, lodging and transportation. The Company further agrees that, during such period, it shall schedule no less than one meeting of its Board of Directors in each quarter of each such year at which meetings a representative of Maxim shall be permitted to attend or otherwise participate as set forth herein, and to give Maxim at least 10 days’ advance notice of each such meeting. Further, during such period, the Company shall give prompt written notice to Maxim of any proposed Business Combinations or other acquisitions, mergers, reorganizations or similar transactions.

Maxim Group LLC
_____________, 2005

8.  Additional Covenants and Agreements.

8.1.  Additional Shares or Options. The Company hereby agrees that until the Company consummates a Business Combination, it shall not issue any shares of Common Stock or any options or other securities convertible into Common Stock, or any shares of Preferred Stock which participate in any manner in the Trust Fund or which vote as a class with the Common Stock on a Business Combination.

8.2.  Trust Fund Waiver Letters. The Company hereby agrees that it will not commence its due diligence investigation of any operating business with which the Company seeks to effect a Business Combination (a “Target Business”) or obtain the services of any vendor unless and until such Target Business or vendor acknowledges in writing, whether through a letter of intent, memorandum of understanding or other similar document (and subsequently acknowledges the same in any definitive document replacing any of the foregoing), that: (i) it has read the Prospectus and understands that the Company has established the Trust Fund, initially in an amount of $188,675,000 (without giving effect to any exercise of the Over-allotment Option) for the benefit of the Public Stockholders and that, except for a portion of the interest earned on the amounts held in the Trust Fund, the Company may disburse monies from the Trust Fund only (a) to the Public Stockholders in the event of the conversion of their shares or the liquidation of the Company, or (b) to the Company and the Underwriters after it consummates a Business Combination; and (ii) for and in consideration of the Company (1) agreeing to evaluate such Target Business or purposes of consummating a Business Combination with it, or (2) agreeing to engage the services of the vendor, as the case may be, such Target Business or vendor agrees that it does not have any right, title, interest or claim of any kind in or to any monies in the Trust Fund (“Claim”) and waives any Claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company and will not seek recourse against the Trust Fund for any reason whatsoever. The foregoing letters shall substantially be in the form attached hereto as Exhibit A and B, respectively. Furthermore, each officer and director of the Company shall execute a waiver letter in the form attached hereto as Exhibit C.

Maxim Group LLC
_____________, 2005

8.3.  Compliance with Agreements. The Company shall comply in all material respects with all of its covenants and agreements contained in, and shall perform all of its obligation sunder, the Warrant Agreement, the Trust Agreement and the Escrow Agreement.

8.4.  Insider Letters. The Company shall not take any action or omit to take any action which would cause a breach of any of the Insider Letters or the Insider Purchase Agreement and will not allow any amendments to, or waivers of, such Insider Letters or Insider Purchase Agreement without the prior written consent of Maxim.

8.5.  Certificate of Incorporation and By-Laws. The Company shall not take any action or omit to take any action that would cause the Company to be in breach or violation of the Company Certificate or the By-Laws. Prior to the consummation of a Business Combination, the Company will not amend the Company Certificate or Bylaws without the prior written consent of Maxim.

8.6.  Information Requirements. The Company shall provide counsel to the Representative with ten copies of all proxy information and all related material filed with the Commission in connection with a Business Combination concurrently with such filing with the Commission. In addition, the Company shall furnish any other state in which its initial public offering was registered, such information as may be requested by such state.

8.7.  Acquisition/Liquidation Procedure. The Company agrees that: (i) prior to the consummation of any Business Combination, it will submit such transaction to the Company’s stockholders for their approval (“Business Combination Vote”) even if the nature of the acquisition is such as would not ordinarily require stockholder approval under applicable state law; and (ii) in the event that the Company does not effect a Business Combination within 18 months from the consummation of this Offering (subject to extension for an additional six-month period, as described in the Prospectus), the Company will be liquidated and will distribute to all holders of IPO Shares (defined below) an aggregate sum equal to the Company’s “Liquidation Value.”The Company’s “Liquidation Value” shall mean the Company’s book value (including for this purpose only the Contingent Discount and any interest earned thereon, net of taxes payable), as determined by the Company and audited by GGK. In no event, however, will the Company’s Liquidation Value be less than the Trust Fund, inclusive of any net interest income thereon. With respect to the Business Combination Vote, the Company shall cause all of the Initial Stockholders to vote the shares of Common Stock owned by them immediately prior to this Offering in accordance with the vote of the holders of a majority of the shares of Common Stock issued on the Offering (the “IPO Shares”). At the time the Company seeks approval of any potential Business Combination, the Company will offer each holder of the IPO Shares the right to redeem their IPO Shares at a per share price equal to $10 per share plus such holder’s pro rata share of the accrued interest earned on the Trust Fund (net of taxes payable) not previously released to the Company pursuant to the Trust Agreement or payable to the Underwriters, calculated as of two business days prior to the consummation of the Business Combination (the “Redemption Price”). If holders of less than 33% in interest of the Company’s IPO Shares vote against such approval of a Business Combination, the Company may, but will not be required to, proceed with such Business Combination. If the Company elects to so proceed, it will redeem shares, based upon the Redemption Price, from those holders of IPO Shares who affirmatively requested such redemption and who voted against the Business Combination. If holders of 33% or more in interest of the IPO Shares vote against approval of any potential Business Combination, the Company will not proceed with such Business Combination and will not redeem such shares, but rather shall be liquidated and will distribute to all holders of IPO Shares an aggregate sum equal to the Company’s Liquidation Value. Only holders of IPO Shares shall be entitled to receive liquidating distributions and the Company shall pay no liquidating distributions with respect to any other shares of capital stock of the Company.

Maxim Group LLC
_____________, 2005

8.8.  Rule 419. The Company agrees that it will use its best efforts to prevent the Company from becoming subject to Rule 419 under the Act prior to the consummation of any Business Combination, including, but not limited to, using its best efforts to prevent any of the Company’s outstanding securities from being deemed to be a “penny stock” as defined in Rule 3a-51-1 under the Exchange Act during such period.

8.9.  Presentation of Potential Target Businesses. The Company shall cause each of the Initial Stockholders to agree that, in order to minimize potential conflicts of interest which may arise from multiple affiliations, such Initial Stockholder will present to the Company for its consideration, prior to presentation to any other person or entity, any suitable opportunity to acquire a Target Business, until the earlier of the consummation by the Company of a Business Combination, the liquidation of the Company or until such time as the Initial Stockholder ceases to be an officer or director of the Company, subject to any pre-existing fiduciary obligations such Initial Stockholders might have.

8.10.  Target Net Assets. The Company agrees that the initial Target Business that it acquires must have a fair market value equal to at least 80% of the Company’s net assets at the time of such acquisition (exclusive of the Contingent Discount and accrued interest thereon). The fair market value of such business must be determined by the Board of Directors of the Company based upon standards generally accepted by the financial community, such as actual and potential sales, earnings and cash flow and book value. If the Board of Directors of the Company is not able to independently determine that the target business has a fair market value of at least 80% of the Company’s net assets at the time of such acquisition (exclusive of the Contingent Discount and accrued interest thereon), the Company will obtain an opinion from an unaffiliated, independent investment banking firm which is a member of the NASD with respect to the satisfaction of such criteria. The Company is not required to obtain an opinion from an investment banking firm as to the fair market value if the Company’s Board of Directors independently determines that the Target Business does have sufficient fair market value.

8.11.  Redemption of Warrants. In accordance with the terms of the Warrant Agreement, the Company shall have the right to call the Warrants, with Maxim’s prior written consent, for a redemption price of $.01 per Warrant at any time if notice of not less than 30 days is given and the last sale price of the Common Stock has been at least $14.25 for any 20 trading days within a 30 trading day period ending on the third day prior to the day on which notice is given.

Maxim Group LLC
_____________, 2005

8.12.  Key Man Insurance. Prior to the closing of a Business Combination, the Company shall obtain key person life insurance of life of Prokopios (Akis) Tsirigakis, in the amount of $2,000,000, which policy shall: (i) be underwritten by an insurer rated AA or better in the most recent addition of “Best’s Life Reports”; (ii) name the Company as the sole beneficiary; and (iii) be maintained in full force and effect for a period of at least three years.

8.13.  Offerings Following a Business Combination. For a period of 18 months from the closing of a Business Combination, the Company or any successor to or subsidiary of the Company shall not undertake any public or private offerings of any equity securities of the Company (including equity-linked securities) without the prior written consent of Maxim, which consent shall not be reasonably withheld.

9.  Representations and Agreements to Survive Delivery. Except as the context otherwise requires, all representations, warranties, covenants and agreements contained in this Agreement shall be deemed to be representations, warranties, covenants and agreements at the Closing Date or the Option Closing Date, if any, and such representations, warranties, covenants and agreements of the Underwriters and Company, including the indemnity agreements contained in Section 5 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter, the Company or any other person, and shall survive termination of this Agreement or the issuance and delivery of the Securities to the several Underwriters until the earlier of the expiration of any applicable statute of limitations and the seventh anniversary of the later of the Closing Date or the Option Closing Date, if any, at which time the representations, warranties and agreements shall terminate and be of no further force and effect.

10.  Effective Date of This Agreement and Termination Thereof.

10.1.  Effective Date. This Agreement shall become effective on the Effective Date at the time the Registration Statement is declared effective by the Commission.

10.2.  Termination. Maxim shall have the right to terminate this Agreement at any time prior to any Closing Date if: (i) any domestic or international event or act or occurrence has materially disrupted, or in the Representative’s sole opinion will, in the immediate future, materially disrupt, general securities markets in the United States; (ii) trading on the New York Stock Exchange, the American Stock Exchange, the Boston Stock Exchange or on the NASD OTC Bulletin Board (or successor trading market) shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required on the NASD OTC Bulletin Board or by order of the Commission or any other government authority having jurisdiction; (iii) the United States shall have become involved in a new war or an increase in major hostilities; (iv) a banking moratorium has been declared by a New York State or federal authority; (v) a moratorium on foreign exchange trading has been declared which materially adversely impacts the United States securities markets; (vi) the Company shall have sustained a material loss by fire, flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act which, whether or not such loss shall have been insured, will, in the Representative’s sole opinion, make it inadvisable to proceed with the delivery of the Units; (vii) any of the Company’s representations, warranties, covenants or agreements hereunder are breached; or (viii) any Underwriter shall have become aware after the date hereof of such a material adverse change in the conditions or prospects of the Company, or such adverse material change in general market conditions, including, without limitation, as a result of terrorist activities after the date hereof, as in Representative’s judgment, would make it impracticable to proceed with the offering, sale and/or delivery of the Units or to enforce contracts made by the Underwriters for the sale of the Units.

Maxim Group LLC
_____________, 2005

10.3.  Expenses. In the event that this Agreement shall not be carried out for any reason whatsoever within the time specified herein or any extensions thereof pursuant to the terms herein, the obligations of the Company to pay the out of pocket expenses related to the transactions contemplated herein shall be governed by Section 3.13 hereof.

10.4.  Indemnification. Notwithstanding any contrary provision contained in this Agreement, any election hereunder or any termination of this Agreement, and whether or not this Agreement is otherwise carried out, the provisions of Section 5 shall not be in any way effected by such election or termination or failure to carry out the terms of this Agreement or any part hereof.

11.  Miscellaneous.

11.1.  Notices. All communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be mailed, delivered by hand or reputable overnight courier or delivered by facsimile transmission (with printed confirmation of receipt) and confirmed and shall be deemed given when so mailed, delivered or faxed and confirmed, or if mailed, two days after such mailing:

If to the Representative:

Maxim Group LLC
405 Lexington Avenue
New York, New York 10174
Attention: Clifford A. Teller
Fax No.: (212) 895-3783

With a copy (which shall not constitute notice) to:

Mintz Levin Cohn Ferris Glovsky and Popeo, P.C.
666 Third Avenue
New York, New York 10017
Attn: Stephen J. Gulotta, Jr.
Fax No.: (212) 895-3115

Maxim Group LLC
_____________, 2005

If to the Company:

Star Maritime
c/o Schwartz & Weiss, P.C.
457 Madison Avenue
New York, New York 10022
Attn: Prokopios (Akis) Tsirigakis, Chief Executive Officer

With a copy (which shall not constitute notice) to:

Loeb & Loeb LLP
345 Park Avenue
new York, New York 10154
Attn: Mitchell N. Nussbaum, Esq.
Fax No.: (212) 407-4990

and if to other party(ies) signature hereto, at their respective addresses set forth under their names on the signature page hereof.

11.2.  Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

11.3.  Amendment. This Agreement may only be amended by a written instrument executed by each of the parties hereto.

11.4.  Entire Agreement. This Agreement (together with the other agreements and documents being delivered pursuant to or in connection with this Agreement) constitute the entire agreement of the parties hereto with respect to the subject matter hereof and thereof, and supersede all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

11.5.  Binding Effect. This Agreement shall inure solely to the benefit of and shall be binding upon the Representative, the Underwriters, the Company and the persons entitled to indemnification pursuant to Section 5 hereof, and their respective successors, legal representatives and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provisions herein contained.

Maxim Group LLC
_____________, 2005

11.6.  Governing Law; Venue; Etc.

11.6.1.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to the conflict of laws principles thereof. Each of the Representative and the Company (and any individual signatory hereto): (i) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement and/or the transactions contemplated hereby shall be instituted exclusively in New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York; (ii) waives any objection which such party may now or may hereafter have to the venue of any such suit, action or proceeding; and (iii) irrevocably and exclusively consents to the jurisdiction of the New York Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding.

11.6.2.  Each of the Representative and the Company (and any individual signatory hereto) further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York Supreme Court, County of New York or in the United States District Court for the Southern District of New York and agrees that service of process upon such party mailed by certified mail to its address as set forth in Section 11.1 of this Agreement shall be deemed in every respect effective service of process upon such in any such suit, action or proceeding.

11.6.3.  THE COMPANY (ON BEHALF OF ITSELF AND, TO THE FULLEST EXTENT PERMITTED BY LAW, ON BEHALF OF ITS EQUITY HOLDERS AND CREDITORS) HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, THE REGISTRATION STATEMENT AND THE PROSPECTUS.

11.6.4.  The Company agrees that the prevailing party(ies) in any such action shall be entitled to recover from the other party(ies) all of its reasonable attorneys’ fees and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor.

11.7.  Execution in Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts has been signed by each of the parties hereto and delivered to each of the other parties hereto. Delivery of a signed counterpart of this Agreement by facsimile or e-mail/.pdf transmission shall constitute valid and sufficient delivery thereof.

11.8.  Waiver, etc. The failure of any of the parties hereto to at any time enforce any of the provisions of this Agreement shall not be deemed or construed to be a waiver of any such provision, nor to in any way effect the validity of this Agreement or any provision hereof or the right of any of the parties hereto to thereafter enforce each and every provision of this Agreement. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Agreement shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

Maxim Group LLC
_____________, 2005

11.9.  Time is of the Essence. Time shall be of the essence of this Agreement.

[Signature Page Follows]

Maxim Group LLC
_____________, 2005

If the foregoing correctly sets forth the understanding between the Underwriters and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between us.

Very Truly Yours,

STAR MARITIME ACQUISITION CORP.

By: ________________________________________
Name:
Title:

Agreed to and accepted
as of the date first written above:

MAXIM GROUP LLC, as Representative
of the several Underwriters

By: ________________________________________
Name: Clifford A. Teller
Title: Managing Director

Solely with respect to Sections 5 and 11.6 hereof:

________________________________
Prokopios (Akis) Tsirigakis

________________________________

Address: ________________________
________________________
________________________

SCHEDULE A

STAR MARITIME ACQUISITION CORP.

_________________ Units

Underwriter	Number of Firm Units to be Purchased

Maxim Group LLC

Early Bird Capital, Inc.
_________________

EXHIBIT A
Form of Target Business Letter

Star Maritime Acquisition Corporation
c/o Schwartz & Weiss, P.C.
457 Madison Avenue
New York, New York 10022
Attn: Prokopios (Akis) Tsirigakis, Chief Executive Officer

Gentlemen:

Reference is made to the Final Prospectus of Star Maritime Acquisition Corp. (the “Company”), dated ____________, 2005 (the “Prospectus”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in Prospectus.

We have read the Prospectus and understand that the Company has established the Trust Fund, initially in an amount of [$188,675,000] for the benefit of the Public Stockholders and the underwriters of the Company’s initial public offering (the “Underwriters”) and that, except for a portion of the interest earned on the amounts held in the Trust Fund, the Company may disburse monies from the Trust Fund only: (i) to the Public Stockholders in the event of the redemption of their shares or the liquidation of the Company; or (ii) to the Company and the Underwriters after consummation of a Business Combination.

For and in consideration of the Company agreeing to evaluate the undersigned for purposes of consummating a Business Combination with it, the undersigned hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies in the Trust Fund (the “Claim”) and hereby waives any Claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company and will not seek recourse against the Trust Fund for any reason whatsoever.

Print Name of Target Business

Authorized Signature of Target Business

EXHIBIT B
Form of Vendor Letter
Star Maritime Acquisition Corporation
c/o Schwartz & Weiss, P.C.
457 Madison Avenue
New York, NY 10022
Attn: Prokopios (Akis) Tsirigakis, Chief Executive Officer

Gentlemen:

Reference is made to the Final Prospectus of Star Maritime Acquisition Corp. (the “Company”), dated _________________, 2005 (the “Prospectus”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in Prospectus.

We have read the Prospectus and understand that the Company has established the Trust Fund, initially in an amount of [$188,675,000] for the benefit of the Public Stockholders and the underwriters of the Company’s initial public offering (the “Underwriters”) and that, except for a portion of the interest earned on the amounts held in the Trust Fund, the Company may disburse monies from the Trust Fund only: (i) to the Public Stockholders in the event of the redemption of their shares or the liquidation of the Company; or (ii) to the Company and the Underwriters after consummation of a Business Combination.

For and in consideration of the Company engaging the services of the undersigned, the undersigned hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies in the Trust Fund (the “Claim”) and hereby waives any Claim it may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the Trust Fund for any reason whatsoever.

Print Name of Vendor

Authorized Signature of Vendor

EXHIBIT C

Form of Director/Officer Letter

Star Maritime Acquisition Corporation
c/o Schwartz & Weiss, P.C.
457 Madison Avenue
New York, New York 10022
Attn: Prokopios (Akis) Tsirigakis, Chief Executive Officer
Gentlemen:

The undersigned officer or director of Star Maritime Acquisition Corp. (the “Company”) hereby acknowledges that the Company has established the Trust Fund, initially in an amount of [$188,675,000] for the benefit of the Public Stockholders and the underwriters (the “Underwriters”) of the Company’s initial public offering (the “IPO”)and that the Company may disburse monies from the Trust Fund only: (i) to the Public Stockholders in the event of the redemption of their shares or the liquidation of the Company; or (ii) to the Company and the Underwriters after consummation of a Business Combination.

The undersigned hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies in the Trust Fund (the “Claim”) and hereby waives any Claim it may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the Trust Fund for any reason whatsoever.

Notwithstanding the foregoing, such waiver shall apply to the shares underlying the units acquired by the undersigned or any of its affiliates in the IPO, but shall not apply to any shares subsequently acquired by the undersigned in the public market.

Print Name of Officer/Director

Authorized Signature of Officer/Director